PROFILE TECHNOLOGIES, INC.
                               1077 Northern Blvd.
                                Roslyn, NY 11576



                  --------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 14, 1997

                  --------------------------------------------

     THE ANNUAL MEETING of Shareholders of Profile Technologies, Inc. (the "Company") will be held at 9:00 a.m. on Friday, November 14, 1997, at the Omni Berkshire Place Hotel, 21 East 52nd Street, New York, New York 10022 for the following purposes:

     1. To elect a Board of Directors consisting of six persons to serve a term of one year (until the next annual Shareholder's Meeting) or until their respective successors are elected and have been qualified;

     2. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

     The Board of Directors has fixed October 15, 1997, as the record date for determining the shareholders of the Company entitled to notice of and to vote at the meeting and any adjournment of the meeting. The transfer books for the Company will not be closed, but only common stock shareholders of the Company of record at the close of business on the record date will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THIS MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND WILL ASSURE THAT YOUR SHARES ARE VOTED IF YOU ARE UNABLE TO ATTEND.


                                     BY ORDER OF THE BOARD OF DIRECTORS


October 15, 1997

                                     Henry Gemino
                                     Chief Operating Officer

                           PROFILE TECHNOLOGIES, INC.
                               1077 Northern Blvd.
                               Roslyn, N.Y. 11576

--------------------------------------------------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                         To be held on November 14, 1997

--------------------------------------------------------------------------------



                                  INTRODUCTION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Profile Technologies, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held at the Omni Berkshire Place Hotel, 21 East 52nd Street, New York, New York 10022 at 9:00 a.m. on November 14, 1997 and at any and all adjournments of the meeting. The enclosed materials will be mailed to Shareholders on or about October 15, 1997.

     The matters listed below will be considered and voted upon at the meeting:

     1. To elect a Board of Directors consisting of six persons to serve a term of one year (until the next annual Shareholder's Meeting) or until their respective successors are elected and have been qualified;

     2. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

     Shares of common stock as to which Proxies have been executed will be voted as specified in the Proxies. If no specifications are made, the shares will be voted "For" Management's nominees for Director and will be voted at the discretion of the proxy with respect to other matters which may properly come before the meeting pursuant to item 2 above. A Proxy may be revoked at any time before it is voted by filing with the Secretary of the Company either a written revocation or a duly executed Proxy bearing a later date. Additionally, attendance at the meeting and voting shares in person will revoke any prior proxy relating to such shares.

     The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock of the Company is necessary to constitute a quorum at the meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by a person appointed by the Company to act as the election inspector for the meeting. The election inspector will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     All of the officers and directors and their affiliates (who own in the aggregate approximately 1,502,000 of the shares outstanding) have informed the Company that they intend to vote in favor of each of the matters set forth herein.

                                VOTING SECURITIES

     The total number of outstanding shares of the Company's $.001 par value Common Stock entitled to vote at the meeting, based upon the shares of record at the close of business on October 15, 1997 (the "Record Date") is 4,262,600. As of the Record Date, the only outstanding voting securities of the Company were shares of Common Stock, each of which is entitled to one vote on each matter to come before the meeting.


                                   PROPOSAL 1
                                   ----------

                              ELECTION OF DIRECTORS

     The current Board of Directors of the Company consists of Gale D. Burnett, Henry Gemino, G.L. Scott, John Tsungfen Kuo and Murphy Evans. Each of these persons has agreed to be renominated to stand for election to the position of director at the annual shareholders meeting. In addition, Allen G. Reeves has also been nominated to stand for election to the Board of Directors. If one or more of the nominees is unable to serve or for good cause will not serve at the time of the meeting, the shares represented by the proxies solicited by the Board of Directors will be voted for the other nominees and for any substitute nominee(s) designated by the Board of Directors. A quorum being present, a favorable vote of a majority of shares present and voting, either in person or by proxy, is required for the election of any Director. Under applicable Delaware law, in tabulating the vote, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote. The Company currently has a standing audit committee of its Board of Directors consisting of Murphy Evans, Henry Gemino and Gale D. Burnett. The Company has no compensation committee. During the year ended June 30, 1997, the Company's Board of Directors held 6 meetings. All persons who were directors during the year ended June 30, 1997 attended not less than 75% of all the meetings held.

     Nominees for Election to the Board of Directors:

                              PRINCIPAL                            DIRECTOR
         NAME                 OCCUPATION                            SINCE
         ----                 ----------                            -----

G.L. Scott                    Chief Executive Officer                1988
                              Chairman of the Board

Gale D. Burnett               President, Director                    1988

Henry Gemino                  Executive Vice President,              1988
                              Chief Operating Officer,
                              Chief Financial Officer,
                              Secretary, Director

Murphy Evans                  President,                             1995
                              Laurinburg and Southern
                              Railroad Company

John Tsungfen Kuo             Professor Emeritus -                   1995
                              Columbia University

Allen G. Reeves               Attorney                                --


     Set forth below is information regarding the directors as well as all nominees for director:

     G.L. Scott. Mr. Scott, since 1988, has been Chairman of the Board of Profile Technologies, Inc. From 1984 to the present, he has been Ranch Manager of the GX2 Ranch in Rogue River, Oregon. From 1978 to 1984 Mr. Scott was Chief Executive Officer and later Chairman of the Board of NORPAC Exploration Services, Inc. of Denver, Colorado. While involved with NORPAC, he facilitated the merger of several oil service companies into a conglomerate that included oil exploration, drilling, data sales and brokerage, tape reproduction and data storage. NORPAC went public in 1981 and was acquired by a subsidiary of Texas Eastern Pipeline Co., in 1984.

     Gale D. Burnett. Mr. Burnett has spent approximately 30 years in the computer and high technology manufacturing industry. He participated at high level engineering or management positions in seven different IBM compatible disk projects, including employment between 1962 and 1980 with IBM, Memorex, Caelus Memories, Telex and Storage Technology Corporation, Inc. In 1980 he founded Advanced Monitoring Systems, Inc., a public Company that developed a computerized pipeline testing tool. Since 1987, he has been founder and President of Profile Technologies, Inc., and continues his research and development of the Company's products and technology.

     Henry Gemino. Mr. Gemino has been involved in the stock brokerage and money management industries for 15 years. Over this period he has been a Vice President at Oppenheimer Co., Drexel Burnham and Bear Stearns & Co. in New York. From 1980 to 1991 he was President of H. Edmund Associates, where he directed all money management, venture capital and investment banking operations. From 1988 to the present, he has been a co-founder and executive Vice President of Profile Technologies, Inc.

     Murphy Evans. Mr. Evans is President of L & S Holding Co., a family owned holding company that is engaged in several different businesses, one of which is the Laurinburg & Southern Railroad Company. Mr. Evans received a AB degree in history from Princeton University in 1954 and an MBA degree from the Harvard Graduate School of Business Administration in 1958.

     John Tsungfen Kuo, Ph.D., Sc.D. Dr. Kuo has been a director of and consultant to the Company since 1995. Dr. Kuo is currently the Ewing and Worzel professor emeritus at Columbia University and is an expert in acoustic, elastic, hydrodynamics, and electromagnetic wave propogation. Born in China, Dr. Kuo immigrated to the United States in 1949 and became a naturalized United States citizen in 1967. He received a BS degree in Geology, Physics and Mathematics from the University of Redlands in 1952 and an honorary Sc.D. from the same school in 1978. He received an MS degree in Geophysics from the California Institute of Technology in 1954 and a Ph.D. in Geophysics from Stanford University in 1958. Among his teaching positions, he was professor from 1967-1983, Vinton professor from 1983-1985 and Ewing and Worzel professor from 1985-1992, all at Columbia University. He has been involved in numerous research projects involving various aspects of Geophysics for almost 40 years. He was the recipient of the Alexander Vin Humboldt award for Distinguished U.S. senior scientists from the Federal Republic of Germany in 1986. He was a distinguished senior scholar at the University of Cambridge, England from 1970-1971; visiting professor at the University of Texas in Austin from 1978- 1979 as well as a visiting professor in 1978; adjunct professor 1992 -at Cornell University; and visiting professor at the Technical University of Clausthal in the Federal Republic of Germany in 1986-1987. He was also director of the Lamont-Doherty Earth Observatory's underground Geophysical observatory in Ogdensburg, New Jersey from 1967-1977. He is also associate life editor of Geophysics review (a publication of the American Geophysics Union) and a member of numerous other professional and scientific organizations.

     Allen G. Reeves. Mr. Reeves has been the Company's outside legal counsel since 1991. He received his BA degree from Colorado College in 1969 and his JD degree from the University of Colorado in 1972. He has been in private practice in Denver, Colorado for the last 23 years, specializing in securities law, corporate transactions and mergers and acquisitions.

     There are no family relationships among the directors. There are no arrangements or understandings between any directors and any other person pursuant to which that director was elected.

     The Company has no compensation, pension, profit sharing or similar plans in effect. It provides a medical reimbursement plan and medical insurance coverage to officers and may provide other benefits to officers and employees in the future. It also pays a director's fee to non-employee directors of $500.00 per meeting attended and reimburses actual expenses incurred in attending such meetings.




                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the record date by
(i) all persons who own of record or are known to the Company to beneficially own more than 5% of the issued and outstanding shares of common stock, and (ii) by each director, each director nominee, each of the executive officers named in the tables under "Executive Compensation" and by all executive officers and directors as a group:

                                                    Amount and Nature of          Percent of Class
                            Positions and            Beneficial Common           Based on Beneficial
Name and Address            Offices Held             Stock Ownership(1)              Ownership(1)
----------------            ------------             ------------------              ------------

Gale D. Burnett              President,                  1,110,000(2)                  25.4%
9191 Northwood Rd.           Director
Lynden, WA 98264

Henry Gemino                 Executive Vice                626,000(3)                  13.8%
5 Strickland Place           President, Chief
Manhasset, L.I., NY 11030    Operating Officer,
                             Secretary, Director

G.L. Scott                   Chief Executive Officer,      220,000(4)                   5.1%
P.O. Box 986                 Chairman of the Board
Rogue River, OR 97537        of Directors

Murphy Evans                 Director                      221,000(5)                   5.1%
204 Rosiland Street
P.O. Box 688
Laurinburg, NC 28352

John Tsungfen Kuo            Director                      350,000(6)                   7.6%
11 Hoffman Lane
Blauvelt, NY 10913

Frank Goodhart, Jr.          Shareholder                   250,000                      5.9%
1069 Old Forge Crossing
Lancaster, PA 17601

Allen G. Reeves              Director Nominee              135,000(6)                   3.1%
900 Equitable Bldg.
730 17th Street
Denver, CO 80202

All Directors and                                        2,372,000(7)                  46.2%(7)
Officers as a Group
(5 persons)

----------

(1) Calculated pursuant to rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2)  Includes  820,000 shares issued in the name of Sonja Burnett,  wife of Gale
     D. Burnett. Also includes warrants for Gale D. Burnett to acquire 110,000 shares of Common Stock. Also includes 180,000 shares of Common Stock owned by the adult children of Gale and Sonja Burnett and for whom Gale Burnett has full voting power. Also includes 150,000 shares which are subject to a purchase option in favor of Henry Gemino.

(3) Includes warrants to purchase 270,000 of Common Stock. Also includes and option to acquire 150,000 shares of Common Stock from Sonja Burnett.

(4) Includes 40,000 shares issued in the name of the relatives of G.L. Scott or in the name of Mr. Scott's wife. Also includes warrants to purchase 80,000 shares of Common Stock issued to Mr. Scott or to his children.

(5) Includes 30,000 shares held in the name of Mr. Evans' wife. Also includes 40,000 shares held in the name of Falco Enterprises, Inc., controlled by Mr. Evans. Also includes warrants to purchase 65,000 shares of Common Stock.

(6)  Consists entirely of warrants to purchase Common Stock.

(7) Assumes exercise of all warrants and options owned by all officers and directors.


                        EXECUTIVE OFFICERS OF THE COMPANY

     Certain information regarding the executive officers of the Company follows:

                                                            Officer of
                                  Position Held             the Company
Name                 Age          With Company                 Since
----                 ---          ------------                 -----

G.L.Scott            71           Chief Executive               1988
                                  Officer, Chairman
                                  of the Board

Gale D. Burnett      59           President, Director           1988

Henry Gemino         46           Executive Vice-               1988
                                  President, Chief
                                  Operating Officer,
                                  Chief Financial
                                  Officer, Secretary,
                                  Director

     In addition, John Tsungfen Kuo has been the chief technical consultant to the Company since 1995. Biographical information concerning all of the executive officers as well as Dr. Kuo can be found under Proposal 1 - Election of Directors appearing elsewhere in this Proxy Statement.

     There are no family relationships among the executive officers. There are no arrangements or understandings between any officers and any other person pursuant to which that officer was selected.

                             EXECUTIVE COMPENSATION

Employment Contracts.
---------------------

     None of the executive officers are employed pursuant to employment contracts. However, the Company has entered into confidentiality agreements with each executive officer concerning the confidentiality of information in connection with the Company's technology.





Cash Compensation

     The following table shows all cash compensation paid or to be paid by the Company as well as other compensation paid or accrued during the fiscal years indicated to the chief executive officer and the highest paid executive officers of the Company as of the end of the Company's last fiscal year whose salary and bonus for such period in all capacities in which the executive officer served exceeded $100,000.

                                   Summary Compensation Table

                                                              Long Term Compensation
                                                          ------------------------------
                             Annual Compensation               Awards           Payouts
                          -------------------------        --------------       -------
   (a)           (b)      (c)        (d)       (e)         (f)        (g)         (h)       (i)
                                              Other     Restricted
Name and                                      Annual      Stock                  LTIP     All Other
Principal                                     Compen-    Award(s)  Options/     Payouts    Compen-
Position         Year   Salary($)   Bonus($)  sation($)      $     SARs(#)(1)     ($)      sation($)
--------         ----   ---------   --------  ---------  --------  ----------   -------   ----------

G.L. Scott       1997   $ 8,500     ---         ---        ---      25,000       ---        ---
Chief            1996         0     ---         ---        ---      15,000       ---        ---
Executive        1995         0     ---         ---        ---      30,000       ---        ---
Officer

Gale D. Burnett  1997  $104,561     ---         ---        ---        ---        ---        ---
President        1996    96,000     ---         ---        ---        ---        ---        ---
                 1995    86,000     ---         ---        ---      60,000       ---        ---

Henry Gemino     1997  $104,561     ---         ---        ---        ---        ---        ---
Executive Vice   1996    88,000     ---         ---        ---        ---        ---        ---
President,       1995    66,000     ---         ---        ---      60,000       ---        ---
Chief Operating
Officer, Chief
Financial
Officer

(1)  Common Stock Purchase Warrants

Consulting Agreements
---------------------

     Dr. John Tsungfen Kuo acts as a consultant to the Company with respect to scientific and technological matters in connection with the Company's ongoing research and development activities. Under the terms of his consulting agreement, Dr. Kuo was paid a consulting fee of $2,500 per month, but that amount was increased to $10,000 per month as of July 1, 1997. Unless renewed, the consulting agreement expires December 1, 1997. In addition, Dr. Kuo also receives a per diem fee of $500 while performing consulting services at job sites or in the field. In the year ended June 30, 1997, Dr. Kuo received total consulting fees of $79,877.

     Dr. Kuo is entitled to receive a royalty equal to one percent of all net pre-tax profits of the Company. Thusfar no royalty payments have been earned by or paid to Dr. Kuo.

Options/SAR Exercises and Holdings

     The following table sets forth information with respect to the named executives, concerning the exercise of options and/or limited SARs during the last fiscal year and unexercised options and limited SARs held as of the end of the fiscal year June 30, 1997.


         Aggregated Options/SAR Exercises in Last Fiscal Year and FY-End Options/SAR Values:

(a)               (b)            (c)         (d)(2)                       (e)(2)
                                             Number of Securities        Value of
                 Shares                      Underlying Unexercised      Unexercised In-the-Money
                 Acquired         Value      Options/SARs at FY-End(#)   Options/SARs at FY End ($)
Name             On Exercise(#) Realized($)  Exercisable/Unexercisable   Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------

G.L. Scott           ---           ---            80,000(1)                   $  432,000(1)

Gale D. Burnett      ---           ---           110,000(1)                    1,012,500(1)

Henry Gemino         ---           ---           270,000(1)                    2,381,250(1)

----------
(1) Exercisable
(2) All Options/SARs are in the form of common stock purchase warrants

     There have been no adjustments or amendments to the exercise price of stock options or SARs previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants or any other means during the last fiscal year ended June 30, 1997 of the Company, except that during 1997 the Company extended the expiration date of options to purchase 875,000 shares of the Company's common stock previously granted, at the previous exercise price, to officers and directors. The extension of time within which to exercise the options are shown as grants of options in the following table.

                      Option/SAR Grants in Last Fiscal Year

                                Individual Grants
--------------------------------------------------------------------------------
     (a)                    (b)            (c)             (d)          (e)
                         Number of      % of Total
                        Securities      Options/SARs    Exercise
                        Underlying      Granted to       or Base
                       Options/SARs     Employees in      Price     Expiration
    Name                Granted(#)      Fiscal Year       ($/Sh)       Date
    ----                ----------      -----------       ------       ----

G.L. Scott               40,000*            4.6%          $3.00     10/31/2004
                         15,000*            1.7%           7.20     10/31/2004
                         25,000             2.9%           7.20     10/31/2004

Gale D. Burnett         100,000*           11.4%           1.125    10/31/2004
                         10,000*            1.1%           3.00     10/31/2004

Henry Gemino            190,000*           21.7%           1.125    10/31/2004
                         80,000*            9.1%           3.00     10/31/2004

John Tsungfen Kuo        15,000*            1.7%           7.20     10/31/2004
                         50,000*            5.7%           3.00     10/31/2004
                        285,000            32.6%           3.50     10/31/2004

Murphy Evans             25,000*            2.9%           3.00     10/31/2004
                         15,000*            1.7%           7.20     10/31/2004
                         25,000             2.9%           7.20     10/31/2004

*The expiration date of the option was extended; the options were granted in a previous year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January of 1996, the Company issued a warrant to Dr. John Kuo, a director, which entitles him to purchase 50,000 shares of Common Stock at an exercise price of $3.00 per share. In March of 1996, the Company issued to Dr. Kuo a further 15,000 warrants to purchase Common Stock at an exercise price of $7.20 per share. All of these warrants expire October 31, 2004.

     In September 1988 at the time Gale D. Burnett first transferred certain technology, know-how and patent rights to the Company, a royalty interest of 4% of all pre-tax profits derived from the technology and know-how thus transferred was granted to Northwood Enterprises, Inc., a family owned company controlled by Mr. Burnett. Northwoods Enterprises subsequently assigned such royalty interest back to Mr. Burnett. In turn, Mr. Burnett, on April 8, 1996, assigned half of this royalty interest (2%) as follows: to Mr. Henry Gemino, executive vice-president, and chief financial officer, chief operating officer and director (1 1/4%); to Mr. G.L. Scott, Chairman of the Board of Directors (1/2%). A further 1/4% was assigned to the Company's legal counsel. This royalty arrangement also applies to all future patent rights and technology developed by Mr. Burnett and assigned to the Company.

     In March 1996 the Company granted a net pre-tax royalty on profits equal to 1% to Dr. John Kuo in return for his assignment of certain patent rights, technological know-how and proprietary information and trade secrets. The effect of these various royalty interests is that a total of 5% of any net pre-tax earnings of the Company derived from the use of said technology developed by Mr. Burnett or Dr. Kuo is subject to distribution as above described. To date, no royalty interest has been earned or distributed.

     Since February 1995 Dr. John Kuo has been a consultant to the Company; he was paid a consulting fee of $2,500 per month plus $500 per day when he is conducting field work. As of July 1, 1997, the consulting fee increased to $10,000 per month.

     In December 1996, the Company issued 285,000 Common stock purchase warrants to Dr. Kuo at an exercise price of $3.50 per share. The Company and Dr. Kuo also agreed to extend his existing agreement with the Company for a period of one year. The warrants to be issued to Dr. Kuo expire October 31, 2004.

     The Company utilized space for administrative and office facilities at the residence of both Gale D. Burnett and Henry Gemino free of additional charge during the years ended June 30, 1997 and 1996.

     In March of 1996, the Company issued warrants to purchase Common Stock of G.L. Scott and Murphy Evans. Each warrant was for 15,000 shares, exercisable at $7.20 per share. Also, in November of 1996, the Company granted an additional

25,000 common stock purchase warrants to both G.L. Scott and Murphy Evans. Such warrants are exercisable at a price of $7.20 each and all warrants expire October 31, 2004. In addition, Gale D. Burnett agreed to assign warrants to purchase 50,000 shares of Common Stock at $3.00 per share held by him to Murphy Evans (10,000), G.L. Scott (10,000) and Henry Gemino (25,000). Another 5,000 warrants were assigned to the Company's legal counsel.

     Consulting fees were paid to a director of the Company, Dr. John Kuo, totaling approximately $79,877 and $54,000 for the years ended June 30, 1997 and 1996, respectively.

                         OTHER MATTERS TO BE VOTED UPON

     Management does not know of any other matters to be brought before the meeting. If any other matters not mentioned in the proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

                          COMPLIANCE WITH SECTION 16(a)
                    UNDER THE SECURITIES EXCHANGE ACT OF 1934

     The Company's executive officers and directors are required to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission as required under provisions of the Securities Exchange Act of 1934. Based solely on the information provided to the Company by individual directors and executive officers, the Company believes that during the last fiscal year all directors and executive officers have complied with applicable filing requirements.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG Peat Marwick LLP as the independent certified public accountants to audit the books, records and accounts of the Company for its 1998 fiscal year. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity otherwise than as independent accountants.

     A representative of KPMG Peat Marwick LLP is expected to be present at the annual meeting of shareholders to answer proper questions and will be afforded an opportunity to make a statement regarding the financial statements.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1998 annual meeting of Stockholders must be received by the Company on or before September

15, 1998, in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.


                                      BY ORDER OF THE BOARD OF DIRECTORS,



                                      Henry Gemino
                                      Chief Operating Officer

October 15, 1997

PROXY CARD                                                            PROXY CARD


                           PROFILE TECHNOLOGIES, INC.
                               1077 Northern Blvd.
                               Roslyn, N.Y. 11576

--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                          OF PROFILE TECHNOLOGIES, INC.

--------------------------------------------------------------------------------


     The undersigned having received the Notice of Annual Meeting of Stockholders and Proxy Statement dated October 15, 1997, hereby appoints Henry Gemino or his designee with full power of substitution and revocation to represent the undersigned and to vote all the shares of the common stock of Profile Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held on November , 1997 and any postponement or adjournment thereof.

      (1)  ELECTION OF         For all nominees below             WITHHOLD
           DIRECTORS:           (except as marked to              AUTHORITY
                                    the contrary)                 to vote for
                                                                  all nominees
                                                                  below


GALE D. BURNETT, HENRY GEMINO, G.L. SCOTT, MURPHY EVANS, DR. JOHN TSUNGFEN KUO, ALLEN G. REEVES

INSTRUCTION:         To withhold authority to vote for any individual
                     nominee, draw a line through or otherwise strike out his name. If authority is not withheld, the execution of this Proxy shall be deemed to grant such authority.

      (2) IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
           MEETING.

                  For            Against             Abstain

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this Proxy will be voted for all nominated Directors and at the discretion of the proxy with respect to other matters pursuant to proposal 2.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.

     THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished therewith.


     Dated:
            -----------

                                          --------------------------------------

                                          --------------------------------------
Number of Shares                          Signature(s) of Shareholder(s)
                 -------------

                                          Signature(s)  should  agree  with  the
                                          name(s) appearing  hereon.  Executors,
                                          administrators,    Print    Name    of
                                          Shareholder  trustees,  guardians  and
                                          attorneys    should    indicate   when
                                          signing.   Attorneys   should   submit
                                          powers of attorney.



     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PROFILE TECHNOLOGIES, INC. PLEASE SIGN AND RETURN THIS PROXY TO PROFILE TECHNOLOGIES, INC., 1077 NORTHERN BLVD., ROSLYN, N.Y. 11576. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THIS MEETING.